LOAN GUARANTY THIS LOAN GUARANTY (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Loan Guaranty”) is entered into as of June 23, 2015, by and among SB/RH Holdings, LLC, a Delaware limited liability company (“Holdings”), the Subsidiary Parties (as defined below) from time to time party hereto (Holdings and the Subsidiary Parties, collectively, the “Loan Guarantors”) and Deutsche Bank AG New York Branch (“DBNY”) in its capacity as administrative agent and collateral agent for the lenders party to the Credit Agreement referred to below (in such capacity, the “Administrative Agent”). PRELIMINARY STATEMENT Reference is hereby made to that certain Credit Agreement, dated as of June 23, 2015, by and among Spectrum Brands, Inc., a Delaware corporation (the “Lead Borrower”), Holdings, the Lenders from time to time party thereto, the Issuing Banks party thereto from time to time, DBNY, as administrative agent and as collateral agent for the Lenders, and the other parties party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). The Loan Guarantors are entering into this Loan Guaranty in order to induce the Lenders to enter into and extend credit to the Borrowers under the Credit Agreement and to guarantee the Secured Obligations. Each Loan Guarantor will obtain benefits from the incurrence of Loans by the Borrowers and the issuance of, and participation in, Letters of Credit for the account of the Borrowers and their Restricted Subsidiaries and the incurrence by the Loan Parties of Secured Hedging Obligations and Banking Services Obligations. ACCORDINGLY, the parties hereto agree as follows: ARTICLE 1 DEFINITIONS Section 1.01. Definitions of Certain Terms Used Herein. As used in this Loan Guaranty, in addition to the terms defined in the preamble and Preliminary Statement above, the following terms shall have the following meanings: “Accommodation Payments” has the meaning assigned to such term in Section 2.09. “Administrative Agent” has the meaning assigned to such term in the preamble. “Article” means a numbered article of this Loan Guaranty, unless another document is specifically referenced. “Borrowers” means the “Borrowers” under and as defined in the Credit Agreement. “Credit Agreement” has the meaning assigned to such term in the Preliminary Statement. “DBNY” has the meaning assigned to such term in the preamble. “Exhibit” refers to a specific exhibit to this Loan Guaranty, unless another document is specifically referenced. EXHIBIT 10.3 EXECUTION VERSION

“Guaranteed Obligations” has the meaning assigned to such term in Section 2.01. “Guarantor Percentage” has the meaning assigned to such term in Section 2.09. “Guaranty Supplement” has the meaning assigned to such term in Section 3.04. “Holdings” has the meaning assigned to such term in the preamble. “Lenders” means the “Lenders” under and as defined in the Credit Agreement. “Loan Guarantors” has the meaning assigned to such term in the preamble. “Loan Guaranty” has the meaning assigned to such term in the preamble. “Maximum Liability” has the meaning assigned to such term in Section 2.09. “Non-ECP Guarantor” means each Loan Guarantor other than a Qualified ECP Guarantor. “Non-Paying Guarantor” has the meaning assigned to such term in Section 2.09. “Obligated Party” has the meaning assigned to such term in Section 2.02. “Paying Guarantor” has the meaning assigned to such term in Section 2.09. “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Guarantor that has total assets exceeding $10,000,000 at the time the relevant Loan Guaranty or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Restricted Subsidiary” means the “Restricted Subsidiaries” under and as defined in the Credit Agreement. “Section” means a numbered section of this Loan Guaranty, unless another document is specifically referenced. “subsidiary” has the meaning assigned to such term in the Credit Agreement. “Subsidiary Parties” means (a) the Restricted Subsidiaries of the Lead Borrower identified on Exhibit A hereto and (b) each other Restricted Subsidiary that becomes a party to this Loan Guaranty as a Subsidiary Party after the date hereof, in accordance with Section 3.04 herein and Section 5.12 of the Credit Agreement. “UFCA” has the meaning assigned to such term in Section 2.09(a). “UFTA” has the meaning assigned to such term in Section 2.09(a). The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. Capitalized terms used in this Loan Guaranty and not otherwise defined herein shall have the meanings set forth in the Credit Agreement. 2

ARTICLE 2 LOAN GUARANTY Section 2.01. Guaranty. Except as otherwise provided for herein (including under Section 3.15), each Loan Guarantor hereby agrees that it is jointly and severally liable for, and, as primary obligor and not merely as surety, and absolutely and unconditionally and irrevocably guarantees to the Administrative Agent (acting as agent for the Secured Parties, pursuant to Article 8 of the Credit Agreement) for the ratable benefit of the Secured Parties, the full and prompt payment, when and as the same shall become due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of the Secured Obligations (excluding, for the avoidance of doubt, any Excluded Swap Obligations), together with any and all expenses which may be incurred by the Administrative Agent and the other Secured Parties in collecting any of the Guaranteed Obligations that are reimbursable in accordance with Section 9.03 of the Credit Agreement (collectively the “Guaranteed Obligations”). Each Loan Guarantor further agrees that the Guaranteed Obligations may be increased, extended or renewed in whole or in part without notice to or further assent from it, and that it remains bound upon its guarantee notwithstanding any such extension or renewal. If any or all of the Guaranteed Obligations becomes due and payable hereunder, each Loan Guarantor, unconditionally and irrevocably, promises to pay such Guaranteed Obligations to the Administrative Agent for the benefit of the Secured Parties, on demand. Each Loan Guarantor unconditionally and irrevocably guarantees the payment of any and all of the Guaranteed Obligations whether or not due or payable by the Borrowers upon the occurrence of any of the Events of Default specified in Sections 7.01(f) or 7.01(g) of the Credit Agreement and thereafter irrevocably and unconditionally promises to pay such Guaranteed Obligations to the Administrative Agent for the benefit of the Secured Parties. This Loan Guaranty is a continuing one and shall remain in full force and effect until the Termination Date, and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. Section 2.02. Guaranty of Payment. This Loan Guaranty is a guaranty of payment and not of collection. Each Loan Guarantor waives any right to require the Administrative Agent or any Lender to sue the Borrowers, any Loan Guarantor, any other guarantor, or any other Person obligated for all or any part of the Guaranteed Obligations (the Borrowers, each Loan Guarantor, each other guarantor or such other Person, an “Obligated Party”), or otherwise to enforce its rights in respect of any Collateral securing all or any part of the Guaranteed Obligations. The Administrative Agent may enforce this Loan Guaranty at any time when an Event of Default exists. Section 2.03. No Discharge or Diminishment of Loan Guaranty. (a) Except as otherwise provided for herein (including under Section 3.15), the obligations of each Loan Guarantor hereunder are unconditional, irrevocable and absolute and not subject to any reduction, limitation, impairment or termination for any reason, including: (i) any claim of waiver, release, extension, renewal, settlement, surrender, alteration, or compromise of any of the Guaranteed Obligations, by operation of law or otherwise; (ii) any change in the corporate existence, structure or ownership of any Obligated Party; (iii) any insolvency, bankruptcy, reorganization or other similar proceeding affecting any other Obligated Party, or their assets or any resulting release or discharge of any obligation of any Obligated Party; (iv) the existence of any claim, setoff or other rights which any Loan Guarantor may have at any time against any Obligated Party, the Administrative Agent, any Lender or any other Person, whether in connection herewith or in any unrelated transactions; (v) any direction as to application of payments by the Borrowers or by any other party; (vi) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations; (vii) any payment on or in reduction of any such other guaranty or undertaking; (viii) any dissolution, termination or increase, decrease or change in personnel by the Borrowers; (ix) 3 any payment made to any Secured Party on the Guaranteed Obligations which any such Secured Party repays to the Borrowers pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Loan Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding or (x) the failure of any Loan Guarantor to receive any benefit from or as a result of its execution, delivery and performance of this Loan Guaranty. (b) Except for termination of a Loan Guarantor’s obligations hereunder or as expressly permitted by Section 3.15, the obligations of each Loan Guarantor hereunder are not subject to any defense or setoff, counterclaim, recoupment, or termination whatsoever by reason of the invalidity, illegality, or unenforceability of any of the Guaranteed Obligations or otherwise, or any Requirements of Law purporting to prohibit payment by any Obligated Party, of the Guaranteed Obligations or any part thereof. (c) Further, the obligations of any Loan Guarantor hereunder are not discharged or impaired or otherwise affected by: (i) the failure of the Administrative Agent to assert any claim or demand or to enforce any remedy with respect to all or any part of the Guaranteed Obligations; (ii) any waiver or modification of or supplement to any provision of any agreement relating to the Guaranteed Obligations; (iii) any release, non-perfection, or invalidity of any indirect or direct security for the obligations of the Borrowers for all or any part of the Guaranteed Obligations or any obligations of any other guarantor of or other Person liable for any of the Guaranteed Obligations; (iv) any action or failure to act by the Administrative Agent with respect to any Collateral securing any part of the Guaranteed Obligations; or (v) any default, failure or delay, willful or otherwise, in the payment or performance of any of the Guaranteed Obligations, or any other circumstance, act, omission or delay that might in any manner or to any extent vary the risk of such Loan Guarantor or that would otherwise operate as a discharge of any Loan Guarantor as a matter of law or equity (other than as set forth in Section 3.15). Section 2.04. Defenses Waived. To the fullest extent permitted by applicable Requirements of Law, and except for termination of a Loan Guarantor’s obligations hereunder or as otherwise provided for herein (including under Section 3.15), each Loan Guarantor hereby waives any defense based on or arising out of any defense of the Borrowers or any other Loan Guarantor or arising out of the disability of the Borrowers or any other Loan Guarantor or any other party or the unenforceability of all or any part of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrowers or any other Loan Guarantor. Without limiting the generality of the foregoing, each Loan Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein or in any other Loan Document, including notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Loan Guaranty, and notices of the existence, creation or incurring of new or additional Guaranteed Obligations, as well as any requirement that at any time any action be taken by any Person against any Obligated Party, or any other Person, including any right (except as may be required by applicable Requirements of Law and to the extent the relevant requirement cannot be waived) to require the Administrative Agent to (i) proceed against the Borrowers, any other Loan Guarantor, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the Borrowers, any other Loan Guarantor, any other guarantor or any other party or (iii) pursue any other remedy in the Administrative Agent’s power whatsoever. The Administrative Agent may, at its election and in accordance with the terms of the applicable Loan Documents, foreclose on any Collateral held by it by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent permitted by applicable Requirements of Law), accept an assignment of any such Collateral in lieu of foreclosure or otherwise act or fail to act with respect to any Collateral securing all or a part of the Guaranteed Obligations, and the Administrative Agent may, at its election, compromise or adjust any part 4 of the Guaranteed Obligations, make any other accommodation with any Obligated Party or exercise any other right or remedy available to it against any Obligated Party, or any security, without affecting or impairing in any way the liability of such Loan Guarantor under this Loan Guaranty, except as otherwise provided in Section 3.15. To the fullest extent permitted by applicable Requirements of Law, each Loan Guarantor waives any defense arising out of any such election even though such election may operate, pursuant to applicable Requirements of Law, to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Loan Guarantor against any Obligated Party or any security. Section 2.05. Authorization. Each Loan Guarantor authorizes the Administrative Agent without notice or demand (except as may be required by applicable Requirements of Law and to the extent the relevant requirement cannot be waived), and without affecting or impairing its liability hereunder (except as set forth in Section 3.15), from time to time, subject to the terms of the referenced Loan Documents, to: (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including any increase or decrease in the principal amount thereof or the rate of interest or fees thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and this Loan Guaranty shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered; (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, impair, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against; (c) exercise or refrain from exercising any rights against the Borrowers, any other Loan Party or others or otherwise act or refrain from acting; (d) release or substitute any endorser, any guarantor, the Borrowers, any other Loan Party and/or any other obligor; (e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrowers to their creditors other than the Secured Parties; (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrowers to the Secured Parties regardless of what liability or liabilities of the Borrowers remain unpaid; (g) consent to or waive any breach of, or any act, omission or default under, this Loan Guaranty, the Credit Agreement, any other Loan Document, any Hedge Agreement with respect to any Secured Hedging Obligation or any of the instruments or agreements referred to herein or therein, or otherwise amend, modify or supplement this Loan Guaranty, the Credit Agreement, any other Loan Document, any Hedge Agreement with respect to any Secured Hedging Obligation or any of such other instruments or agreements; and/or 5

(h) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of the Loan Guarantors from their respective liabilities under this Loan Guaranty. Section 2.06. Rights of Subrogation. No Loan Guarantor will assert any right, claim or cause of action, including a claim of subrogation, contribution or indemnification that it has against any Loan Party in respect of this Loan Guaranty until the occurrence of the Termination Date; provided that if any amount shall be paid to such Loan Guarantor on account of such subrogation rights at any time prior to the Termination Date, then unless such Loan Guarantor has already discharged its liabilities under this Loan Guaranty in an amount equal to such Loan Guarantor’s Maximum Liability as of such date, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Administrative Agent (for the benefit of the Secured Parties) to be credited and applied to the Guaranteed Obligations, whether matured or unmatured, in accordance with Section 2.18(b) of the Credit Agreement. Section 2.07. Reinstatement; Stay of Acceleration. If at any time any payment of any portion of the Guaranteed Obligations is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, or reorganization of the Borrowers or otherwise, each Loan Guarantor’s obligations under this Loan Guaranty with respect to that payment shall be reinstated at such time as though the payment had not been made. If acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrowers, all such amounts otherwise subject to acceleration under the terms of any agreement relating to the Guaranteed Obligations shall nonetheless be payable by the other Loan Guarantors forthwith on demand by the Administrative Agent. Section 2.08. Information. Each Loan Guarantor assumes all responsibility for being and keeping itself informed of the Borrowers’ financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that each Loan Guarantor assumes and incurs under this Loan Guaranty, and agrees that none of the Administrative Agent, any Lender or any other Secured Party shall have any duty to advise any Loan Guarantor of information known to it regarding those circumstances or risks. Section 2.09. Contribution; Subordination; Maximum Liability. (a) In the event any Loan Guarantor (a “Paying Guarantor”) makes any payment or payments under this Loan Guaranty or suffers any loss as a result of any realization upon any Collateral granted by it to secure its obligations under this Loan Guaranty (each such payment or loss, an “Accommodation Payment”), each other Loan Guarantor (each a “Non-Paying Guarantor”) shall contribute to such Paying Guarantor an amount equal to such Non-Paying Guarantor’s “Guarantor Percentage” of such Accommodation Payments by such Paying Guarantor. For purposes of this Article 2, each Non-Paying Guarantor’s “Guarantor Percentage” with respect to any such Accommodation Payments by a Paying Guarantor shall be determined as of the date on which such Accommodation Payment was made by reference to the ratio of (a) such Non-Paying Guarantor’s Maximum Liability (as defined below) as of such date to (b) the aggregate Maximum Liability of all Loan Guarantors hereunder (including such Paying Guarantor) as of such date. As of any date of determination, the “Maximum Liability” of each Loan Guarantor shall be equal to the maximum amount of liability which could be asserted against such Loan Guarantor hereunder and under the Credit Agreement without (i) rendering such Loan Guarantor “insolvent” within the meaning of Section 101(32) of the Bankruptcy Code, Section 2 of the Uniform Fraudulent Transfer Act (“UFTA”) or Section 2 of the Uniform Fraud Conveyance Act (“UFCA”), (ii) leaving such Loan Guarantor with unreasonably small capital or assets, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA or Section 5 of the UFCA, or (iii) leaving such Loan Guarantor unable to pay its debts as they 6 become due within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA or Section 5 of the UFCA. Nothing in this provision shall affect any Loan Guarantor’s several liability for the entire amount of the Guaranteed Obligations (up to such Loan Guarantor’s Maximum Liability). Each of the Loan Guarantors covenants and agrees that its right to receive any contribution under this Loan Guaranty from a Non-Paying Guarantor shall be subordinate and junior in right of payment to the Secured Obligations until the Termination Date. If, prior to the Termination Date, any such contribution payments are received by a Paying Guarantor at any time when an Event of Default exists, such contribution payments shall be collected, enforced and received by such Loan Guarantor as trustee for the Secured Parties and be paid over to the Administrative Agent on account of the Secured Obligations, but without affecting or impairing in any manner the liability of such Loan Guarantor under the other provisions of this Loan Guaranty. This provision is for the benefit of the Administrative Agent, the Lenders and the other Secured Parties. (b) It is the desire and intent of the Loan Guarantors and the Secured Parties that this Loan Guaranty shall be enforced against the Loan Guarantors to the fullest extent permissible under the Requirements of Law and public policies applied in each jurisdiction in which enforcement is sought. The provisions of this Loan Guaranty are severable, and in any action or proceeding involving any state corporate law, or any state, Federal or foreign bankruptcy, insolvency, reorganization or other Requirements of Law affecting the rights of creditors generally, if the obligations of any Loan Guarantor under this Loan Guaranty would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of such Loan Guarantor’s liability under this Loan Guaranty, then, notwithstanding any other provision of this Loan Guaranty to the contrary, the amount of such liability shall, without any further action by the Loan Guarantors or the Secured Parties, be automatically limited and reduced to such Loan Guarantor’s Maximum Liability. Each Loan Guarantor agrees that the Guaranteed Obligations may at any time and from time to time exceed the Maximum Liability of each Loan Guarantor without impairing this Loan Guaranty or affecting the rights and remedies of the Administrative Agent hereunder; provided that nothing in this sentence shall be construed to increase any Loan Guarantor’s obligations hereunder beyond its Maximum Liability. Section 2.10. Representations and Warranties. As and when required in accordance with the terms of the Credit Agreement, each Loan Guarantor hereby makes each representation and warranty made in the Loan Documents by the Borrowers with respect to such Loan Guarantor, as applicable, and each Loan Guarantor hereby further acknowledges and agrees with respect to itself that such Loan Guarantor has, independently and without reliance upon any Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Loan Guaranty and each other Loan Document to which it is or is to be a party, and such Loan Guarantor has established adequate means of obtaining from each other Loan Guarantor on a continuing basis information pertaining to the business, condition (financial or otherwise), operations, performance, properties and prospects of each other Loan Guarantor. Section 2.11. Covenants. Each Loan Guarantor covenants and agrees that until the Termination Date, such Loan Guarantor will perform and observe, and cause each of its Restricted Subsidiaries to perform and observe, all of the terms, covenants and agreements set forth in the Loan Documents that the Borrowers have agreed to cause such Loan Guarantor or such Restricted Subsidiary to perform or observe. Until the Termination Date, no Guarantor shall, without the prior written consent of the Administrative Agent, commence or join with any other Person in commencing any bankruptcy, reorganization or insolvency case or proceeding against the Borrowers or any Guarantor (it being understood and agreed, for the avoidance of doubt, that nothing in this Section 2.11 shall prohibit any 7

Guarantor from commencing or joining with the Borrowers or Guarantor as a co-debtor in any bankruptcy, reorganization or insolvency case or proceeding). ARTICLE 3 GENERAL PROVISIONS Section 3.01. Liability Cumulative. The liability of each Loan Guarantor under this Loan Guaranty is in addition to and shall be cumulative with all liabilities of such Loan Guarantor to the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents to which such Loan Guarantor is a party or in respect of any obligations or liabilities of the other Loan Guarantors, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary. Section 3.02. No Waiver; Amendments. No delay or omission of the Administrative Agent in exercising any right or remedy granted under this Loan Guaranty shall impair such right or remedy or be construed to be a waiver of any Default or Event of Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Loan Guaranty whatsoever shall be valid unless in writing signed by the Loan Guarantors and the Administrative Agent with the concurrence or at the direction of the Lenders to the extent required under and otherwise in accordance with Section 9.02 of the Credit Agreement and then only to the extent specifically set forth in such writing. Section 3.03. Severability of Provisions. To the extent permitted by applicable Requirements of Law, any provision of this Loan Guaranty held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions of this Loan Guaranty; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. Section 3.04. Additional Subsidiaries. Certain Restricted Subsidiaries of the Borrowers may be required to enter into this Loan Guaranty as a Subsidiary Party pursuant to and in accordance with Section 5.12 of the Credit Agreement. Upon execution and delivery by the Administrative Agent and such Restricted Subsidiary of an instrument in substantially the form of Exhibit B hereto (each, a “Guaranty Supplement”), such Restricted Subsidiary shall become a Subsidiary Party hereunder with the same force and effect as if originally named as a Subsidiary Party herein. The execution and delivery of any such instrument shall not require the consent of any other Loan Guarantor hereunder. The rights and obligations of each Loan Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Guarantor as a party to this Loan Guaranty. Section 3.05. Headings. The titles of and section headings in this Loan Guaranty are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Loan Guaranty. Section 3.06. Entire Agreement. This Loan Guaranty and the other Loan Documents constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Section 3.07. CHOICE OF LAW. THIS LOAN GUARANTY AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS LOAN GUARANTY, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE 8

GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Section 3.08. CONSENT TO JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK (OR ANY APPELLATE COURT THEREFROM) OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS LOAN GUARANTY OR THE TRANSACTIONS RELATING HERETO, AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL (EXCEPT AS PERMITTED BELOW) BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, FEDERAL COURT. EACH PARTY HERETO AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENTS BY REGISTERED MAIL ADDRESSED TO SUCH PERSON SHALL BE EFFECTIVE SERVICE OF PROCESS AGAINST SUCH PERSON FOR ANY SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT. EACH PARTY HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HERETO AGREES THAT THE ADMINISTRATIVE AGENT RETAINS THE RIGHT TO BRING PROCEEDINGS AGAINST ANY OTHER PARTY HERETO IN THE COURTS OF ANY OTHER JURISDICTION SOLELY IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER THIS LOAN GUARANTY OR ANY OTHER LOAN DOCUMENT. (b) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS LOAN GUARANTY OR ANY OTHER LOAN DOCUMENT AND BROUGHT IN ANY COURT REFERRED TO IN PARAGRAPH (a) OF THIS SECTION 3.08. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY CLAIM OR DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION, SUIT OR PROCEEDING IN ANY SUCH COURT. (c) TO THE EXTENT PERMITTED BY LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL) DIRECTED TO IT AT ITS ADDRESS FOR NOTICES AS PROVIDED FOR IN SECTION 9.01 OF THE CREDIT AGREEMENT. EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER THAT SERVICE OF PROCESS WAS INVALID AND INEFFECTIVE. NOTHING IN THIS LOAN GUARANTY OR ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS LOAN GUARANTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. 9

Section 3.09. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS LOAN GUARANTY, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS LOAN GUARANTY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 3.09. Section 3.10. Indemnity. Each Loan Guarantor hereby agrees to indemnify the Administrative Agent and the other Indemnitees, as set forth in Section 9.03 of the Credit Agreement. Section 3.11. Counterparts. This Loan Guaranty may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Loan Guaranty by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Loan Guaranty. Section 3.12. [Reserved]. Section 3.13. Successors and Assigns. Whenever in this Loan Guaranty any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Loan Guarantor or the Administrative Agent that are contained in this Loan Guaranty shall bind and inure to the benefit of their respective successors and permitted assigns. Except in a transaction permitted under the Credit Agreement, no Loan Guarantor may assign any of its rights or obligations hereunder without the written consent of the Administrative Agent. Section 3.14. Survival of Agreement. Without limitation of any provision of the Credit Agreement or Section 3.10 hereof, all covenants, agreements, indemnities, representations and warranties made by the Loan Guarantors in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Loan Guaranty or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any such Lender or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect until the Termination Date, or with respect to any individual Loan Guarantor until such Loan Guarantor is otherwise released from its obligations under this Loan Guaranty in accordance with Section 3.15. Section 3.15. Release of Loan Guarantors. A Subsidiary Party shall automatically be released from its obligations hereunder and its Loan Guaranty shall be automatically released in the circumstances described in Article 8 and Section 9.22 of the Credit Agreement. In connection with any such release, the Administrative Agent shall promptly execute and deliver to any Loan Guarantor, at such Loan Guarantor’s expense, all documents that such Loan Guarantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to the preceding sentence of 10 this Section 3.15 shall be without recourse to or warranty by the Administrative Agent (other than as to the Administrative Agent’s authority to execute and deliver such documents). Section 3.16. Payments. All payments made by any Loan Guarantor hereunder will be made without setoff, counterclaim or other defense and on the same basis as payments are made by the Lead Borrower under Sections 2.17 and 2.18 of the Credit Agreement. Section 3.17. Notice, etc. All notices and other communications provided for hereunder shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or email, as follows: (a) if to any Loan Guarantor, addressed to it in care of the Lead Borrower at its address specified in Section 9.01 of the Credit Agreement; (b) if to the Administrative Agent or any Lender, at its address specified in Section 9.01 of the Credit Agreement; (c) if to any Secured Party in respect of any Secured Hedging Obligations, at its address specified in the Hedge Agreement to which it is a party; or (d) if to any Secured Party in respect of any Banking Services Obligations, at its address specified in the relevant documentation to which it is a party. Section 3.18. Set Off. In addition to any rights now or hereafter granted under applicable Requirements of Law and not by way of limitation of any such rights, while an Event of Default exists, the Administrative Agent, each Lender, each Issuing Bank and each of their respective Affiliates shall be entitled to rights of setoff to the extent provided in Section 9.09 of the Credit Agreement. Section 3.19. Waiver of Consequential Damages, Etc. To the extent permitted by applicable Requirements of Law, none of the Loan Guarantors nor the Secured Parties shall assert, and each hereby waives, any claim against each other or any Related Party thereof, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Loan Guaranty or any agreement or instrument contemplated hereby, except, in the case of any claim by any Indemnitee against any of the Loan Guarantors, to the extent such damages would otherwise be subject to indemnification pursuant to the terms of Section 3.10. Section 3.20. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each Non-ECP Guarantor to honor all of its obligations under this Loan Guaranty in respect of Swap Obligations that would otherwise be Excluded Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 3.20 for the maximum amount of such liability that can be hereby incurred, and otherwise subject to the limitations on the obligations of Loan Guarantors contained in this Loan Guaranty, without rendering its obligations under this Section 3.20, or otherwise under this Loan Guaranty, voidable under applicable Requirements of Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). This Section 3.20 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each Non- ECP Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. [SIGNATURE PAGE FOLLOWS] 11

[Signature Page to Spectrum Loan Guaranty Agreement (2015)] IN WITNESS WHEREOF, each Loan Guarantor and the Administrative Agent have executed this Loan Guaranty as of the date first above written. SB/RH HOLDINGS, LLC, as Holdings By: /s/ Douglas L. Martin Name: Douglas L. Martin Title: Executive Vice President, Chief Financial Officer, and Chief Accounting Officer UNITED INDUSTRIES CORPORATION ROV HOLDING, INC. By: /s/ Douglas L. Martin Name: Douglas L. Martin Title: Executive Vice President ARMORED AUTOGROUP PARENT INC. AAG IDQ ACQUISITION CORPORATION ARMORED AUTOGROUP INTERMEDIATE INC. ARMORED AUTOGROUP, INC. THE ARMOR ALL/STP PRODUCTS COMPANY STP PRODUCTS MANUFACTURING COMPANY ARMORED AUTOGROUP SALES, INC. AA GROUP (U.S.) – A LLC AA GROUP (U.S.) – B LLC IDQ ACQUISITION CORP. IDQ HOLDINGS, INC. IDQ OPERATING, INC. By: /s/ Douglas L. Martin Name: Douglas L. Martin Title: Vice President

[Signature Page to Spectrum Loan Guaranty Agreement (2015)] DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent By: /s/ Peter Cucchiara Name: Peter Cucchiara Title: Vice President By: /s/ Kirk L. Tashjian Name: Kirk L. Tashjian Title: Director